             U.S. SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): June 18, 2002

AIRTRAX, INC.

(Name of Small Business Issuer in its charter)

New Jersey                                                    0-25791                              22-3506376

(State of                                                       (Commission                         (I.R.S. Employer

Incorporation)                                                File Number)                        I.D. Number)

870B Central Avenue, Hammonton, New Jersey             08037

(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number: 609-567-7800.

Item 5. Other Events and Regulation FD Disclosure.

On June 25, 2002, the Company entered into a Consulting Agreement with Harry Timmons. The agreement is attached hereto as Exhibit 10(iv).

On June 18, 2002, the Company entered into an Agreement with Regent Consultant Group, Inc. and Salvatore Russo. The agreement is attached hereto as Exhibit 10(v).

Item 7. Exhibits.

    Exhibit Number                Description

        10(iv)                  Agreement dated June 25, 2002 by and

                                between the Company and Harry Timmons.

        10 (v)                  Agreement dated June 18, 2002 by and

                                between the Company and Salvatore Russo

Pursuant to the requirements of the Securities Exchange Act of

1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Airtrax, Inc.

                                       June 26, 2002

/s/Peter Amico

Peter Amico

President

                          EXHIBIT INDEX

     Exhibit Number                Description

     ______________                ____________

        10(iv)                  Agreement dated June 25, 2002 by and

                                between the Company and Harry Timmons.

        10 (v)                  Agreement dated June 18, 2002 by and

                                between the Company and Salvatore Russo

EXHIBIT 10(iv)

CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT is entered on June 25, 2002 between Airtrax,  Inc. a New Jersey corporation (the “Company”), and Harry Timmons (the "Consultant").

W I T N E S S E T H :

WHEREAS, the Company desires to retain the services of the Consultant and the Consultant desires to provide services to the Company upon the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the premise and the covenants hereinafter contained, the parties agree as follows:

1.

Consulting Services.  The Consultant agrees to provide consulting services to the Company during the term of this Agreement, upon such terms and to the extent the parties agree from time to time.  The Consultant will create or cause to be created the following;

Video Corporate Profile

•

a professional twenty-minute video corporate profile to include interviews with officers, directors and any key personnel you designated to communicate the corporate message of Airtrax, Inc.

-

The storyline will include:

•

The impressive business model

•

The overall premise and product application in the areas of Technology, Products line, Applications and Customers Benefits.

•

An overview of your industry and why the time is now for Airtrax, Inc. and their products.

•

Production of the video will take approx. 45 days to complete and TMG will provide (200) VHS tapes for distribution. Duplication will be done on a need basis.

CD-Rom/Multimedia Presentation

•

Consultant will examine the challenges, strengths and weaknesses of Airtrax, Inc. and deliver an effective multimedia campaign tailored to identify and target potential distributors and business alliances for the company.

-

The Airtrax, Inc. CD-Rom will include:

•

Video corporate profile

•

Flash presentation

•

Power Point presentation

•

Business plan and marketing plans, as prepared by others

•

Corporate History

•

Product line

•

All materials printed by the company that would be applicable for this presentation.

•

Production will take approx. 60 days to complete and 500 CD’s will be produced. Duplication done on a need basis.

•

Embedded tracking system within the CD-Rom will provide usage data thru an Internet application designed for internal use by

•

Airtrax, Inc. Usage data will include:

-

Email capture

-

Usage frequency

-

Information accessed per session

Website Development/Consultation

•

Consultant will evaluate the Airtrax, Inc. web site including:

-

Data collection from customer interaction with site

-

Embedded voice/over audio and music

-

Multimedia Flash animation

-

Consistent look and feel across all marketing mediums

-

Support information and articles relevant to Airtrax, Inc. products and services.

-

Message Boards

-

Simple back-end administration pages to enter articles and products that are financially related.

-

Streaming net video of the aforementioned Corporate Profile

-

Provide up to one meg of pipe for hosting one year. Additional hosting services shall be provided at the best rate found by Company or the best published rate of the hosting provider whichever is the least amount.

Marketing Materials/Consultation

•

Consultant will modify, as needed, all marketing and promotional materials in order to create a consistent style and look for all media to include the web site.

•

Graphic Design consultation

•

Products to be included are:

-

Product flyers

-

Sales booklets

-

Marketing material

Reproduction or multi-language translation of materials not included.

2.

Extent of Services.  The Consultant shall personally provide the consulting services described herein.  The Company understands that the nature of the services to be provided are part time and that the Consultant will be engaged in other business and consulting activities during the term of this Agreement.

3.

Term.  The term of this Agreement shall commence as of the date hereof and shall continue through June 25, 2003, unless sooner terminated as provided herein.

4.

Consideration.  In consideration of the execution of this Agreement, and the performance of his obligations hereunder, the Consultant shall receive a fee of 70,000 free trading shares of the Company’s stock.

5.

Expenses.  Consultant agrees that upon receipt of compensation all expenses incurred by the Consultant shall be considered paid by The Company, any additional expenses must be pre-approved in writing by The Company prior to Consultant expending any funds.

1.

Confidential Information.

(a)

Confidentiality.  Except as required in the performance of his duties to the Company, the Consultant shall treat as confidential and shall not, directly or indirectly, use, disseminate, disclose, publish or otherwise make available any Confidential Information (as hereafter defined) or any portion thereof.  In furtherance of the foregoing, the Consultant shall be permitted to disclose Confidential Information to those of its employees, managers, members, agents, accountants, attorneys and consultants who reasonably need to know such information in order for the Consultant to reasonably perform its duties hereunder.

(b)

Return of Confidential Information.  Upon termination of this Agreement, and upon the written request of the Company, all documents, records, notebooks, computer files, tapes and diskettes and similar repositories containing Confidential Information, including copies thereof, then in the Consultant's possession, whether prepared by him or others, shall be promptly destroyed by the Consultant or returned to the Company.  If at any time after the termination of this Agreement, the Consultant determines that he has any Confidential Information in his possession or control, he shall immediately destroy or return the same to the Company, including all copies and portions thereof.

(c)

Definition.  For purposes of this Agreement, "Confidential Information" means any and all information relating to the Company and labeled or marked “confidential” when disclosed or made available to the Consultant and which is or becomes known by Consultant as a direct or indirect consequence of or through his relationship with the Company and not generally known in the industry in which the Company is or may become engaged.  Confidential Information shall not include any information which (i) was known by the Consultant prior to receipt of such information by him from the Company, (ii) is independently discovered by the Consultant after the date hereof, (iii) comes or has come within the public domain through no act or failure on the part of the Consultant or (iv) is rightfully obtained by the Consultant after the date hereof from a third party which, to the knowledge of the Consultant, is lawfully in possession of such Confidential Information.

7.

Remedies.   The parties acknowledge that the remedies at law for the breach of the agreements and covenants set forth in Section 6 hereof are inadequate and that the Company shall be entitled to preliminary and permanent injunctive relief to the fullest extent available under applicable law enjoining the Consultant from engaging in any conduct constituting a breach of the agreements and covenants contained in Section 6 hereof. Such remedies shall be in addition to, and not in substitution of, any other remedies which the Company may have at law or in equity in the event of a breach or threatened breach of any of the foregoing agreements or covenants by the Consultant.

8.

Status.   Except as otherwise may be agreed, the Consultant shall at all times be an independent contractor, rather than a co-venturer, agent, employee or representative of the Company.

           9.         Representations and Warranties.  Consultant hereby represents and warrants to the Company as follows:

(a)

Intent to Transfer.  He is not a party to or subject to or bound by any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or pledge the shares, any part thereof to any person, and has no present intention to enter into such a contract, undertaking, agreement, or arrangement.

(b) Sophistication of Consultant.  He has evaluated the merits and risks of acquiring the shares for such services, that he has such knowledge and experience in financial and business matters, and is aware of and has considered the financial risks and financial hazards of acquiring the Shares for such services.

(c) Services. The services to be performed by Consultant are bona fide services, and Consultant has experience in performing such Services.

(d) Form S-8. He is familiar with the rules, regulations and prohibitions of a Form S-8 Registration Statement, and in this regard; (i) the Services do not involve, directly or indirectly, the promotion of the Company’s securities, capital raising activities for the Company, or market making activities for the Company’s securities, and (ii) at any time within the next twelve (12) months, each party will not be engaged, directly or indirectly, in the promotion of the Company’s securities or market making activities of the Company’s securities, without the prior written consent of the Company.

10.

Notices.  Any notice required or desired to be given under this Agreement shall be in writing and shall be deemed given when personally delivered or sent by certified or registered mail or overnight courier to the following addresses, or such other address as to which one party may have notified the other in such manner:

If to the Company:

Pete Amico

AIRTRAX, INC.

870B Central Avenue

Hammonton, New Jersey 08037

If to the Consultant:

Harry Timmons

14 Washington Street

Suite 310

Orlando, Florida 32801

10.

Applicable Law.  The validity, interpretation and performance of this Agreement shall be controlled by and construed under the laws of the State of Florida without regard to its conflict of law provisions.

11.

Severability.  In the event of the invalidity or unenforceability of any provision of this Agreement under applicable law, the parties hereto agree that such invalidity or unenforceability shall in no way affect the validity or enforceability of any other provisions of this Agreement.

12.

Waiver of Breach.  The waiver by either party of a breach of any provision of this Agreement by the other shall not operate or be construed as a waiver of any subsequent breach by such party.  No waiver shall be valid unless in writing and signed by each of the Company and the Consultant.

13.

Binding Effect.  This Agreement shall be binding upon the parties and their respective personal representatives, successors and assigns.

14.

Entire Agreement.  This Agreement contains the entire understanding of the parties with respect to its subject matter.  It may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

IN WITNESS WHEREOF, each of the parties has executed this Agreement on the date first above written.

Airtrax, Inc.

By: /s/ Peter Amico

Its: President

/s/ Harry Timmons

Harry Timmons

EXHIBIT 10(v)

AGREEMENT

This Agreement (“Agreement”) is made and entered into as of the ___th day of June, 2002 between Regency Consulting Group, Inc. (the “Consultant”) and Salvatore Russo (“Russo”), the address for each is 403 East Main Street, Port Jefferson, New York 11777, and Airtrax, Inc. (the “Company”) with its principal executive offices at 870B Central Avenue, Hammonton, New Jersey, 08037.

WITNESSETH:

WHEREAS, the Consultant and Russo are engaged in the business of assisting and help obtaining contracts for sale of products and

WHEREAS, the Company is desirous of retaining the Consultant and Russo for the purpose of obtaining and assisting in securing contracts for Airtrax

NOW THEREFORE:

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                       1.       Term.   This Agreement shall commence on June 15, 2002 and continue term, of two (2) months ending on August 14, 2002.

2.

Services.  The Company hereby engages Consultant for the term specified in Paragraph 1 hereof to render such services and advice and introductions  to the Company as the Company may request.  Company acknowledges the Consultant’s ability to provide consulting services regarding Client's products is directly related to the ability of the Company to provide information to Consultant. Consultant’s duties may include, but will not necessarily be limited to, providing recommendations concerning the following matters:

Assisting in obtaining contracts for sale of the Company’s omni-directional products.

The services provided under this Agreement will be performed by Russo, the sole shareholder of the Consultant.

3.

Compensation.  For all services rendered by Consultant under this Agreement, the Company shall issue to Russo  50,000 shares (“Shares”) of common stock, par value $.001 per share (“Common Stock”) upon execution of the Agreement.  The Company will undertake to register as promptly as possible the Shares with the Securities and Exchange Commission under a Form S-8 Registration Statement.

4.

Representations and Warranties.  Consultant and Russo, jointly and severally, hereby represent, warrant and acknowledge and covenants and agree with the Company as follows:

(a)

Investor Status.  Each party is an accredited investor as such term is defined under Rule 501 of Regulation D promulgated pursuant to the Securities Act (“Regulation D”)

(b)

Intent to Transfer.  Neither party is a party to or subject to or bound by any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge the Shares, any part thereof to any person, and has no present intention to enter into such a contract, undertaking, agreement or arrangement.

(c) Sophistication of Consultant.  Each party has evaluated the merits and risks of acquiring the Shares for said services, that has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of such acquisition, is aware of and has considered the financial risks and financial hazards of acquiring the Shares and is able to bear the economic risk of acquiring the Shares, including the possibility of a complete loss with respect thereto.

(d) Natural Person. The natural person performing the Services and receiving the Shares is Salvatore Russo.

(e) Services. The services to be performed by Russo are bona fide services, and Russo has experience in performing such Services.

(f) Form S-8. Each party is familiar with the rules, regulations and prohibitions of a Form S-8 Registration Statement, and in this regard; (i) the Services do not involve, directly or indirectly, the promotion of the Company’s securities, capital raising activities for the Company, or market making activities for the Company’s securities, and (ii) at any time within the next twelve (12) months, each party will not be engaged, directly or indirectly, in the promotion of the Company’s securities or market making activities of the Company’s securities, without the prior written consent of the Company.

5.

Confidentiality.  Consultant will, and will direct its directors, officers, employees, representatives, agents and advisors, including Russo (“Representatives”) to, hold in confidence and not use or disclose any confidential information of the Company.  Notwithstanding the foregoing, neither Consultant nor its Representatives shall be required to maintain confidentiality with respect to information (i) which is or becomes part of the public domain not due to the breach of this Agreement by Consultant or the Representatives, (ii) of which they had independent knowledge prior to disclosure; (iii) which comes into the possession of Consultant or the Representatives in the normal and routine course of its own business from and through independent non-confidential sources; or (iv) which is required to be disclosed by Consultant or the Representatives by laws, rules or regulators.  If Consultant or the Representatives  are requested or required to disclose any confidential information supplied to it by the Company, Consultant shall, unless prohibited by law, promptly notify the Company of such request(s) so that the Company may seek an appropriate protective order.

6.

Other Consulting Clients.  The Company acknowledges that Consultant or its affiliates are in the business of providing services and consulting advice to others.  Nothing herein contained shall be construed to limit or restrict Consultant in conducting such business with others, or in rendering such advice to others, provided that Consultant shall not take any action, to the best of its knowledge and belief, that would be contrary to the interests of the Company.

7.

Indemnification.  (a)  The Company agrees to indemnify and hold harmless Consultant, its employees, directors, officers, agents, representatives and controlling persons (including Russo) from and against any and all losses, claims, damages, liabilities, suits, actions, proceedings, costs and expenses (collectively, “Damages”), including, without limitation, reasonable attorney fees and expenses, as and when incurred, if such Damages were directly caused by, relating to, based upon or arising out of the rendering by Consultant of services pursuant to this Agreement, so long as Consultant or Russo shall not have engaged in illegal, intentional or willful misconduct, or shall have acted grossly negligent, in connection with the services provided which form the basis of the claim for indemnification, or shall have breached any of the representations and warranties made in paragraph 4 herein.  .  This paragraph shall survive the termination of this Agreement.

(b)  The Consultant and Russo agree to indemnify and hold harmless the Company, its employees, directors, officers, agents, representatives and controlling persons from and against any and all Damages, including, without limitation, reasonable attorney fees and expenses, as and when incurred, if such Damages were directly caused by, relating to, based upon or arising out of the rendering by Consultant of services pursuant to this Agreement, if Consultant shall have engaged in illegal, intentional or willful misconduct, or shall have acted grossly negligent, in connection with the services provided which form the basis of the claim for indemnification, or shall have breached any of the representations and warranties made in paragraph 4 herein.  This paragraph shall survive the termination of this Agreement.

8.

Independent Contractor.  Consultant and/or Russo shall perform its services hereunder as an independent contractor and not as an employee or agent of the Company or any affiliate thereof.  Consultant and/or Russo shall have no authority to act for, represent or bind the Company or any affiliate thereof in any manner, except as may be expressly agreed to by the Company in writing from time to time.

9.

Arbitration.  In the event of any dispute under this Agreement, then and in such event, each party agrees that the same shall be submitted to the American Arbitration association (“AAA”) in the New Jersey or nearest city, for its decision and determination in accordance with its rules and regulations then in effect.  Each of the parties agrees that the decision and/or award made by the AAA may be entered as judgment of the Courts of the State of New Jersey, and shall be enforceable as such.

10.

Notices.  Any notice to be given by either party to the other hereunder shall be sufficient if in writing and sent by (a) nationally recognized overnight courier, (b) facsimile transmission electronically confirmed, (c) hand delivery against receipt, (d) registered or certified mail, return receipt requested, in each case addressed to such party at the address specified on the first page of this Agreement or such other address as either party may have given to the other in writing.

11.

Miscellaneous.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof.  No provision of this Agreement may be amended, modified or waived, except in writing signed by both parties.  This Agreement shall be binding upon and inure to the benefit of each of the parties and their respective successors, legal representatives and assigns.  This Agreement shall not be assigned by either party without the written consent of the other party.  This Agreement may be executed in counterparts.  This Agreement shall be construed and enforced in accordance with the laws of the State of New Jersey, without giving effect to conflict of laws.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day of the year first above written.

AIRTRAX, INC

By: /s/ Peter Amico

      Peter Amico

      President

Regency Consulting Group, Inc.

By: Salvatore Russo

      Salvatore Russo

                  President

/s/ Salvatore Russo                                                                                         Salvatore Russo